Exhibit 99.2

AMENDMENT No. 1

To

CREDIT AGREEMENT

This AMENDMENT NO. 1 to CREDIT AGREEMENT, dated as of December 22, 2003 (this “Amendment”), is entered into among FMC CORPORATION, a Delaware corporation (the “Borrower”) and CITICORP USA, INC., a Delaware corporation, in its capacity as administrative agent for the Lenders and Issuers and as agent for the Secured Parties (in such capacity, the “Administrative Agent”), and amends the Credit Agreement dated as of October 21, 2002 (as amended to the date hereof and as the same may be further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) entered into among the Borrower, the institutions from time to time party thereto as Lenders (the “Lenders”), the institutions from time to time party thereto as Issuers (the “Issuers”), the Administrative Agent, ABN AMRO Incorporated, as documentation agent, Bank of America, N.A. and Wachovia Bank, National Association, as co-syndication agents, and Citigroup Global Markets Inc. (formerly known as Salomon Smith Barney Inc.), Banc of America Securities LLC and Wachovia Securities, as co-lead arrangers and co-book managers. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Borrower desires to refinance outstanding Term Loans under the Credit Agreement with a new class of Term B1 Loans under the Credit Agreement (the “Term B1 Loans”) having, except as set forth in this Amendment, identical terms with, the same rights and obligations as, and in the same aggregate principal amounts as, the Term Loans under the Loan Documents;

WHEREAS, each Term Loan Lender who executes and delivers a Lender Consent (as defined herein) to this Amendment shall be deemed, upon the effectiveness of this Amendment, to have exchanged its Term Loans (which Term Loans shall thereafter be deemed prepaid and refinanced in full) for Term B1 Loans in the same aggregate principal amount as such Lender’s outstanding Term Loans and such Lender shall thereupon become a Term B1 Loan Lender (each, a “Term B1 Loan Lender”);

WHEREAS, each financial institution or other entity that executes and delivers a Joinder Agreement (as defined herein) as an Additional Term B1 Loan Lender (as defined herein), will make Term B1 Loans on the Amendment No. 1 Effective Date (as defined herein) (each, an “Additional Term B1 Loan”) to the Borrower in an aggregate principal amount equal to the amount set forth opposite its name on Schedule I to this Amendment, the proceeds of which will be used by the Borrower to repay and refinance in full the outstanding principal amount of Term Loans of Term Loan Lenders, if any, who do not execute and deliver this Amendment, it being understood that an Additional Term B1 Loan Lender may also be a Term Loan Lender prior to the Amendment No. 1 Effective Date;

WHEREAS, the Borrower shall pay to each Term Loan Lender all accrued and unpaid interest on its Term Loans to the Amendment No. 1 Effective Date on such Amendment No. 1 Effective Date;

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement (i) to effect the changes described above and (ii) to make other amendments as described below; and

WHEREAS, the Lenders that have executed a Lender Consent (as defined herein) have agreed, subject to the terms and conditions hereinafter set forth, to amend the Credit Agreement in certain respects as set forth below;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

Section 1. Amendments to the Credit Agreement

The Credit Agreement is, effective as of the Amendment No. 1 Effective Date and subject to the satisfaction (or waiver) of the conditions set forth in Section 2 (Conditions Precedent to the Effectiveness of this Amendment) hereof, hereby amended as follows:

(a) Amendments to Article I (Definitions, Interpretation and Accounting Terms)

(i) The following definitions are hereby inserted in Section 1.1 (Defined Terms) of the Credit Agreement in the appropriate place to preserve the alphabetical order of the definitions in such section (and, if applicable, the following definitions shall replace in their entirety existing definitions for the corresponding terms in such section):

(1) “Additional Term B1 Loan” means a loan or loans in Dollars made to the Borrower pursuant to Section 2.1(b) (The Commitments) of this Agreement on the Amendment No. 1 Effective Date.

(2) “Additional Term B1 Loan Borrowing” means Additional Term B1 Loans made on the same day by the Additional Term B1 Loan Lenders ratably according to their respective Additional Term B1 Loan Commitments.

(3) “Additional Term B1 Loan Commitment” means, with respect to each Additional Term B1 Loan Lender, the commitment of such Lender to make Additional Term B1 Loans to the Borrower on the Amendment No. 1 Effective Date, in the aggregate principal amount outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule IA (Additional Term B1 Loan Commitments) under the caption “Additional Term Loan B1 Commitment”. The aggregate amount of the Additional Term B1 Loan Commitments of all Additional Term B1 Loan Lenders shall equal the outstanding principal amount of Term Loans of Term Loan Lenders that do not execute and deliver Amendment No. 1 on or prior to the Amendment No. 1 Effective Date.

(4) “Additional Term B1 Loan Lender” means each Lender having an Additional Term B1 Loan Commitment on the Amendment No. 1 Effective Date, it being understood that an Additional Term B1 Loan Lender may be a Term Loan Lender prior to the Amendment No. 1 Effective Date.

(5) “Amendment No. 1” means Amendment No. 1, dated as of December 22, 2003, to this Agreement, among the Borrower, the Administrative Agent and the Lenders party thereto.

(6) “Amendment No. 1 Effective Date” has the meaning set forth in Section 2 of Amendment No. 1.

(7) “Applicable Margin” means (a) in the case of the Term B1 Loans, with respect to that portion of the Term B1 Loans maintained as (i) Base Rate Loans, a rate equal to 1.50 % per annum and (ii) Eurodollar Rate Loans, a rate equal to 2.50% per annum, and (b) in the case of the Revolving Loans, (i) during the period commencing on the Closing Date and ending on March 31, 2003, with respect to the Revolving Loans maintained as (A) Base Rate Loans, a rate equal to 2.50% per annum and (B) Eurodollar Rate Loans, a rate equal to 3.50% per annum and (ii) thereafter, as of any date of determination, a per annum rate equal to the rate set forth below opposite the applicable type of Loan and the then applicable Leverage Ratio (determined on the last day of the most recent Fiscal Quarter for which Financial Statements have been delivered pursuant to Section 6.1(a) or (b) (Financial Statements) set forth below:

LEVERAGE RATIO	BASE RATE REVOLVING LOANS	EURODOLLAR RATE REVOLVING LOANS
Greater than or equal to 4 to 1	2.875%	3.875%
Less than 4 to 1 and equal to or greater than 3.5 to 1	2.500%	3.500%
Less than 3.5 to 1 and equal to or greater than 3 to 1	2.250%	3.250%
Less than 3 to 1	1.875%	2.875%

Changes in the Applicable Margin resulting from a change in the Leverage Ratio on the last day of any subsequent Fiscal Quarter shall become effective as to all Revolving Loans on the date of the delivery by the Borrower to the Administrative Agent of new Financial Statements pursuant to Section 6.1(a) or (b) (Financial Statements), as applicable. Notwithstanding anything to the contrary set forth in this Agreement (including the then effective Leverage Ratio), if the Borrower shall fail to deliver such Financial Statements within any of the time periods specified in Section 6.1(a) or (b) (Financial Statements), the Applicable Margin from and including the 46th day after the end of such Fiscal Quarter or the 91st day after the end of such Fiscal Year, as the case may be, to but not including the date the Borrower delivers to the Administrative Agent such Financial Statements shall conclusively equal the highest possible Applicable Margin provided for by this definition. Notwithstanding anything to the contrary set forth in this Agreement, if, as of the effective date of any Permitted Revolving Credit Extension, (x) the Applicable Margin for Eurodollar Rate Loans under such Permitted Revolving Credit Extension exceeds (y) the Applicable Margin for Revolving Loans maintained as Eurodollar Loans in effect immediately prior to such Permitted Revolving Credit Extension, the Applicable Margin for the Term B1 Loans shall be increased by the amount of such excess.

(8) “Approved Electronic Communications” means each notice, demand, communication, information, document and other material that any Loan Party is obligated to, or otherwise chooses to, provide to the Administrative Agent pursuant to any Loan Document or the transactions contemplated therein, including (a) any supplement to the Guaranty, any joinder to the Pledge and Security Agreement and any other written Contractual Obligation delivered or required to be delivered in respect of any Loan Document or the transactions contemplated therein and (b) any Financial Statement, financial and other report, notice, request, certificate and other information material; provided, however, that, “Approved Electronic Communication” shall exclude (x) any Notice of Borrowing, Letter of Credit Request, Notice of Conversion or Continuation, and any other notice, demand, communication, information, document and other material relating to a request for a new, or a conversion of an existing, Borrowing, (ii) any notice pursuant to Section 2.8 (Optional Prepayments) or Section 2.7 (Mandatory Prepayments) and any other notice relating to the payment of any principal or other amount due under any Loan Document prior to the scheduled date therefor, (iii) all notices of any Default or Event of Default and (iv) any notice, demand, communication, information, document and other material required to be delivered to satisfy any of the conditions set forth in Article III (Conditions To Loans and Letters of Credit) or Section 2.3(a) (Letters of Credit) or any other condition to any Borrowing or other extension of credit hereunder or any condition precedent to the effectiveness of this Agreement.

(9) “Approved Electronic Platform” has the meaning specified in Section 10.3(a) (Posting of Approved Electronic Communications).

(10) “CGMI” means Citigroup Global Markets Inc. (formerly known as Salomon Smith Barney Inc.).

(11) “Commitment” means, with respect to any Lender, such Lender’s Revolving Credit Commitment, if any, Term B1 Loan Commitment, if any, and Additional Term B1 Loan Commitment, if any, and “Commitments” means the aggregate Revolving Credit Commitments, Term B1 Loan Commitments and Additional Term B1 Loan Commitments of all Lenders.

(12) “Consolidated Net Income” means, for any period, the sum of net income (or loss) for such period of the Borrower and its Subsidiaries determined on a Consolidated basis in accordance with GAAP, but excluding: (a) any income (or loss) of any Person if such Person is not a Subsidiary of the Borrower, except that the Borrower’s equity in the net income of any such Person for such period shall be included in such net income up to the aggregate amount of cash actually distributed by such Person during such period to the Borrower or a Subsidiary of the Borrower as a dividend or other distribution; (b) the income (or loss) of any Person accrued prior to the date it became a Subsidiary of the Borrower or is merged into or consolidated with the Borrower or such Person’s assets are acquired by the Borrower or any of its Subsidiaries; and (c) the income of any Subsidiary of the Borrower to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary of that income is prohibited by operation of the terms of its charter or any agreement, instrument, judgment, decree, statute, rule or governmental regulation applicable to such Subsidiary.

(13) “Lender” means each Additional Term B1 Lender and each financial institution or other entity that (a) is listed on the signature pages hereof as a

“Lender” or (b) from time to time becomes a party hereto by execution of an Assignment and Acceptance or Joinder Agreement.

(14) “Lender Consent” has the meaning specified in Amendment No. 1.

(15) “Term B1 Loan” means loans made by each Term B1 Loan Lender in Dollars to the Borrower on the Amendment No. 1 Effective Date, in an amount not to exceed such Lender’s Term B1 Loan Commitment.

(16) “Term B1 Loan Borrowing” means Term B1 Loans made on the same day by the Term B1 Loan Lenders ratably according to their respective Term B1 Loan Commitments.

(17) “Term B1 Loan Commitment” means, with respect to each Term B1 Loan Lender, the commitment of such Lender to make Term B1 Loans to the Borrower as such amount may be increased or reduced from time to time to reflect each Assignment and Acceptance executed by such Lender and as such amount may be reduced pursuant to this Agreement. The aggregate amount of the Term B1 Loan Commitments of all Term B1 Loan Lenders shall not exceed $250,000,000.

(18) “Term B1 Loan Facility” means the Term B1 Loan Commitments and the provisions herein related to the Term B1 Loans.

(19) “Term B1 Loan Lender” means, collectively, (a) each Lender that executes and delivers Amendment No. 1 on or prior to the Amendment No. 1 Effective Date and (b) each Additional Term B1 Loan Lender.

(20) “Term B1 Loan Note” means a promissory note of the Borrower payable to the order of any Term B1 Loan Lender in a principal amount equal to the amount of such Lender’s Term B1 Loan Commitment evidencing the Indebtedness of the Borrower to such Lender resulting from the Term B1 Loan owing to such Lender.

(21) “Term Loan” has the meaning specified in Section 1.1 (Defined Terms) of this Agreement, as in effect prior to the Amendment No. 1 Effective Date.

(22) “Term Loan Lender” has the meaning specified in Section 1.1 (Defined Terms) of this Agreement, as in effect prior to the Amendment No. 1 Effective Date.

(ii) The following definitions for the following terms are hereby deleted in their entirety from Section 1.1 (Defined Terms) of the Credit Agreement:

(1) “SSB”

(2) “Term Loan Borrowing”

(3) “Term Loan Commitment”

(4) “Term Loan Facility”

(5) “Term Loan Note”

(b) Amendments to Article II (The Facilities)

(i) Section 2.1(The Commitments) of the Credit Agreement is hereby amended by renumbering clauses clause (c) through (e) thereof respectively as clauses (f) through (h) (and renumbering accordingly each reference to such clauses in any Loan Document that is not an amendment to another Loan Document) and inserting new clauses (c), (d) and (e) immediately after clause (b) thereof to read in their entirety as follows:

(c) Exchange. Subject to the terms and conditions hereof, each Term Loan Lender who executes and delivers a Lender Consent to Amendment No. 1 severally agrees to exchange its Term Loan for a Term B1 Loan in a like principal amount in Dollars on the Amendment No. 1 Effective Date, and from and after the Amendment No. 1 Effective Date such Term Loan Lender’s Term Loans shall be deemed repaid and refinanced in full and such Term B1 Loan shall be deemed made hereunder. Amounts of Term B1 Loans repaid or prepaid may not be reborrowed.

(d) The Additional Term B1 Loan Advances. Subject to the terms and conditions hereof, each Additional Term B1 Loan Lender severally agrees to make Additional Term B1 Loans in Dollars to the Borrower on the Amendment No. 1 Effective Date in a principal amount not to exceed its Additional Term B1 Loan Commitment on the Amendment No. 1 Effective Date. The Borrower shall repay and refinance with the gross proceeds of the Additional Term B1 Loans all Term Loans of Term Loan Lenders that do not execute and deliver a Lender Consent to Amendment No. 1 on the Amendment No. 1 Effective Date.

(e) Interest. On the Amendment No. 1 Effective Date, the Borrower shall pay all accrued and unpaid interest on the Term Loans to the Term Loan Lenders; provided, however, that it is understood that the existing Interest Periods of the Term Loans prior to the Amendment No. 1 Effective Date shall continue on and after the Amendment No. 1 Effective Date and that the Term B1 Loans shall accrue interest at the Applicable Margin in effect on and after the Amendment No. 1 Effective Date.

(c) Amendments to Article V (Financial Covenants)

(i) Section 5.1 (Maximum Leverage Ratio) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Section 5.1 Maximum Leverage Ratio

The Borrower shall maintain a Leverage Ratio, as determined as of the last day of each Fiscal Quarter set forth below of not more than the maximum ratio set forth below opposite such Fiscal Quarter:

FISCAL QUARTERS ENDING	MAXIMUM LEVERAGE RATIO
December 31, 2002 through March 31, 2003	4.95 to 1
June 30, 2003	4.75 to 1
September 30, 2003	4.50 to 1
December 31, 2003 through June 30, 2004	4.25 to 1
September 30, 2004 through June 30, 2005	4.00 to 1
September 30, 2005 through March 31, 2006	3.50 to 1
June 30, 2006 through the Term B1 Loan Maturity Date	3.00 to 1

(ii) Section 5.3 (Maintenance of Net Worth) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Section 5.3 Maintenance of Net Worth

The Borrower shall maintain at all times a Net Worth of not less than an amount equal to the sum of (i) $305,000,000 plus (ii) 50% of Consolidated Net Income (to the extent such amount is a positive number) for each Fiscal Quarter ending after June 30, 2002.

(iii) Clause (a) of Section 5.4 (Capital Expenditures) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(a) The Borrower shall not make or incur, or permit to be made or incurred, Capital Expenditures during each of the Fiscal Years set forth below, in the aggregate, in excess of the maximum amount set forth below for such Fiscal Year:

FISCAL YEAR	MAXIMUM CAPITAL EXPENDITURES
2002	$90,000,000
2003	$110,000,000
2004	$120,000,000
2005	$120,000,000
2006	$120,000,000
2007	$120,000,000

provided, however, that to the extent that actual Capital Expenditures for any such Fiscal Year shall be less than the maximum amount set forth above for such Fiscal Year (without giving effect to the carryover permitted by this proviso), 75% of the difference between said stated maximum amount and such actual Capital Expenditures shall, in addition, be available for Capital Expenditures in the next succeeding Fiscal Year.

(d) Amendments to Article VIII (Negative Covenants)

(i) Clause (l) of Section 8.1 (Indebtedness) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(l) Renewals, extensions, refinancings and refundings (collectively, to “Refinance”) of the Obligations and of Indebtedness permitted by clauses (b) or (c)

above or this clause (l) (a “Permitted Refinancing”); provided, however, that (a) the principal amount (or accreted value, if applicable) of such Permitted Refinancing does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness so Refinanced (plus unpaid accrued interest and premium thereon), (b) the average life to maturity of such Permitted Refinancing is greater than or equal to that of the Indebtedness being Refinanced and (c) only in the case of a Permitted Refinancing of the Obligations or the Existing Public Debt, such Permitted Refinancing is on terms not materially less favorable to the Borrower or the applicable Subsidiary, than the terms of the Senior Secured Notes. Notwithstanding anything to the contrary herein, “Permitted Refinancing” shall also include extensions of the Revolving Credit Facility (“Permitted Revolving Credit Extension”).

(ii) Clause (h) of Section 8.2 (Liens, Etc.) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(h) Liens in respect of (i) the Senior Secured Notes and the Existing Public Debt to the extent provided in the Collateral Documents and (ii) any Permitted Refinancing of the Obligations or the Existing Public Debt; provided, however, that such Permitted Refinancing may only be secured by collateral on terms not materially less favorable to the Secured Parties than those applicable to the Senior Secured Notes;

(iii) Section 8.3(Investments) of the Credit Agreement is hereby amended by inserting a new clause (m) immediately after clause (l) thereof to read in its entirety as follows:

(m) Investments in promissory notes and other similar non-cash consideration received by any Loan Party in connection with Asset Sales permitted under Section 8.4(h) (Sale of Assets) in which the Administrative Agent shall have a valid, enforceable and perfected security interest pursuant to the Collateral Documents;

(iv) Clause (k) of Section 8.3 (Investments) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(k) Investments constituting (A) the Astaris Power Payments, (B) the Astaris Secured Payments and (C) deferrals in payment by Astaris of amounts due to the Borrower or any Restricted Subsidiary for services supplied or goods sold to Astaris pursuant to (x) the Master Lease and Operating Agreement dated as of April 1, 2000 between FMC Wyoming and Astaris or (y) the Soda Ash Supply Agreement dated as of April 1, 2000 between FMC Wyoming and Astaris; provided, however, that the amount of such deferrals shall not exceed $15, 000,000 in the aggregate at any time; and

(v) The preamble to Section 8.4 (Sale of Assets) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

The Borrower shall not, and shall not permit any of its Subsidiaries to, wind up, liquidate or dissolve its affairs, or sell, convey, transfer, lease (including in a sale and leaseback transaction) or otherwise dispose of, all or any part of their respective assets or any interest therein (including the sale or factoring at maturity or collection of any accounts other than factoring arrangements provided for in Section 8.1(h) (Indebtedness) for Non-Guarantor Subsidiaries) to any Person, or permit or suffer any other Person to acquire any interest in any of their respective assets or, in the case of any Subsidiary, issue or sell any shares of such Subsidiary’s Stock or Stock Equivalent (any such disposition being an “Asset Sale”), in each case whether domestic or foreign, except for the following:

(vi) Clause (h) of Section 8.4 (Sale of Assets) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(h) as long as no Default or Event of Default is continuing or would result therefrom, any other Asset Sale for Fair Market Value, provided, however, that at least seventy-five percent (75%) of the consideration received for such Asset Sale is payable in cash upon such sale; provided further, however, that with respect to any such Asset Sale pursuant to this clause (h), all Net Cash Proceeds of such Asset Sale are applied as set forth in, and to the extent required by, Section 2.8 (Mandatory Prepayments).

(vii) Clause (b) of Section 8.6 (Prepayment and Cancellation of Indebtedness) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(b) The Borrower shall not, and shall not permit any of its Subsidiaries to, prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner, or make any payment in violation of any subordination terms of, any Indebtedness, including the Senior Secured Notes; provided, however, that the Borrower may (i) prepay the Obligations in accordance with the terms of this Agreement, (ii) make regularly scheduled or otherwise required repayments, repurchases or redemptions of Existing Indebtedness, (iii) prepay Indebtedness under the Existing Credit Agreements and the Securitization Facility with the proceeds of the initial Borrowings hereunder, (iv) prepay any Indebtedness payable to the Borrower by any of its Subsidiaries, (v) prepay IRB Obligations, to the extent supported by Letters of Credit which have been cash collateralized by funds withdrawn from the Restricted Cash Collateral Account on or prior to the Amendment No. 1 Effective Date, in an aggregate amount not to exceed $44,030,000, (vi) renew, extend, refinance and refund Indebtedness, so long as such renewal, extension, refinancing or refunding is permitted under Section 8.1(l) (Indebtedness), (vii) redeem, repurchase or otherwise satisfy any Existing Public Debt maturing prior to December 31, 2003 and (viii) consummate the exchange offer for the Senior Secured Notes issued on the Closing Date in accordance with the registration rights agreement dated the Closing Date among the Borrower and the initial purchasers of the Senior Secured Notes.

(viii) Section 8.7 (Restriction on Fundamental Changes; Permitted Acquisitions) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Section 8.7 Restriction on Fundamental Changes; Permitted Acquisitions

Except in connection with a Permitted Acquisition, the Borrower shall not, and shall not permit any of its Subsidiaries to, (a) merge with any Person other than the Borrower or a Guarantor, (b) consolidate with any Person, (c) acquire all or substantially all of the Stock or Stock Equivalents of any Person, (d) acquire all or substantially all of the assets of any Person or all or substantially all of the assets constituting the business of a division, branch or other unit operation of any Person, (e) enter into any joint venture or partnership with any Person unless (x) an Investment in such joint venture or partnership would be permitted by Section 8.3(i) (Investments), (y) such joint venture or partnership is primarily engaged in a business of the type described in the definition of “FMC’s Business” and (z) after giving effect to the Investment in such joint venture or partnership, no Default or Event of Default shall have occurred and be continuing or (f) acquire or create any Subsidiary unless, after giving effect to such creation or acquisition, such Subsidiary is a Wholly-Owned Subsidiary of the Borrower, the Borrower is in compliance with Section 7.11 (Additional Collateral and Guaranties) and the Investment in such Subsidiary is permitted under Section 8.3(c) (Investments).

(ix) Section 8.9 (Transactions with Affiliates) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Section 8.9 Transactions with Affiliates

The Borrower shall not, and shall not permit any of its Subsidiaries to, except as otherwise expressly permitted herein, do any of the following: (a) make any Investment in an Affiliate of the Borrower that is not a Subsidiary of the Borrower, (b) transfer, sell, lease, assign or otherwise dispose of any asset to any Affiliate of the Borrower that is not a Subsidiary of the Borrower, (c) merge into or consolidate with or purchase or acquire assets from any Affiliate of the Borrower that is not a Subsidiary of the Borrower, (d) repay any Indebtedness to any Affiliate of the Borrower that is not a Subsidiary of the Borrower or (e) enter into any other transaction directly or indirectly with or for the benefit of any Affiliate of the Borrower that is not a Guarantor (including guaranties and assumptions of obligations of any such Affiliate), except for (i) payments under contracts existing as of the Closing Date and transactions in the ordinary course of business, in each case, on a basis no less favorable to the Borrower or such Guarantor as would be obtained in a comparable arm’s length transaction with a Person not an Affiliate, including with respect to the payment of management fees to such Affiliate, (ii) the payment of salaries and other director or employee compensation to officers or directors of the Borrower or any of its Subsidiaries commensurate with current compensation levels (including increases consistent with customary policies and practices), customary advances and indemnities provided to directors and officers and arrangements relating to the foregoing and (iii) deferrals in payment by Astaris permitted under Section 8.3(i) and (k) (Investments).

(x) Clause (a) of Section 8.14 (Operating Leases; Sale/Leasebacks) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(a) The Borrower shall not, and shall not permit any of its Subsidiaries to, become or remain liable as lessee or guarantor or other surety with respect to any operating lease, unless the aggregate amount of all rents paid or accrued under all such operating leases shall not exceed $30,000,000 in any Fiscal Year; provided, however, that for any such amounts in excess of $25,000,000 in any Fiscal Year Astaris shall have assumed the obligation to make such payments pursuant to those certain Assignment and Assumption Agreements between the Borrower and Astaris, dated April 1, 2000, with respect to leveraged railcar leases with First Security Bank, National Association, as lessor (Series 1995-1, 1995-2, 1996-1 and 1998-1).

(e) Amendments to Article X (The Administrative Agent)

(i) Article X (The Administrative Agent) of the Credit Agreement is hereby amended by renumbering sections Section 10.3 through 10.8 thereof respectively Sections 10.4 through 10.9 (and renumbering accordingly each reference to such clauses in any Loan Document that is not an amendment to another Loan Document) and inserting a new Section 10.3, immediately after Section 10.2 thereof to read in its entirety as follows:

Section 10.3 Posting of Approved Electronic Communications

(a) Each of the Lenders, the Issuers, the Borrower and each Subsidiary Guarantor agree that the Administrative Agent may, but shall not be obligated to, make the Approved Electronic Communications available to the Lenders and Issuers by posting such Approved Electronic Communications on “e-Disclosure”, the Administrative Agent’s internet delivery system that is part of Fixed Income Direct, Citigroup Global Fixed Income’s primary web portal, IntraLinks™ or a successor electronic platform chosen by the Administrative Agent to be its internet delivery system (the “Approved Electronic Platform”).

(b) Although the Approved Electronic Platform and its primary web portal are secured with generally-applicable security procedures and policies implemented or modified by the Administrative Agent from time to time (including, as of the Closing Date, a dual firewall and a User ID/Password Authorization System) and the Approved Electronic Platform is secured through a single-user-per-deal authorization method whereby each user may access the Approved Electronic Platform only on a deal-by-deal basis, each of the Lenders, the Issuers, the Borrower and each Subsidiary Guarantor acknowledges and agrees that the distribution of material through an electronic medium is not necessarily secure and that there are confidentiality and other risks associated with such distribution. In consideration for the convenience and other benefits afforded by such distribution and for the other consideration provided hereunder, the receipt and sufficiency of which is hereby acknowledged, each of the Lenders, the Issuers, the Borrower and each Subsidiary Guarantor hereby approves distribution of the Approved Electronic Communications through the Approved Electronic Platform and understands and assumes, and the Borrower shall cause each Subsidiary Guarantor to understand and assume, the risks of such distribution.

(c) The Approved Electronic Communications and the Approved Electronic Platform are provided “as is” and “as available”. None of the Administrative Agent or any of its Affiliates or any of their respective officers, directors, employees, agents, advisors or representatives (the “Agent Affiliates”) warrant the accuracy, adequacy or completeness of the Approved Electronic Communications and the Approved Electronic Platform and each expressly disclaims liability for errors or omissions in the Approved Electronic Communications and the Approved Electronic Platform. No Warranty of any kind, express, implied or statutory (including, without limitation, any warranty of merchantability, fitness for a particular purpose, non-infringement of third party rights or freedom from viruses or other code defects) is made by the agent affiliates in connection with the approved electronic communications or the approved electronic platform.

(d) Each of the Lenders, the Issuers, the Borrower and each Subsidiary Guarantor agree that the Administrative Agent may, but (except as may be required by applicable law) shall not be obligated to, store the Approved Electronic Communications on the Approved Electronic Platform in accordance with the Administrative Agent’s generally-applicable document retention procedures and policies.

(f) Amendments to Article XI (Miscellaneous)

(i) Section 11.18 (Confidentiality) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Section 11.18 Confidentiality

Each Lender and the Administrative Agent agree to keep information obtained by it pursuant hereto and the other Loan Documents confidential in accordance with such Lender’s or the Administrative Agent’s, as the case may be, customary practices and agrees that it shall only use such information in connection with the transactions contemplated by this Agreement and not disclose any such information other than (a) to such Lender’s or the Administrative Agent’s, as the case may be, employees, representatives and agents that are or are expected to be involved in the evaluation of such information in connection with the transactions contemplated by this Agreement and are advised of the confidential nature of such information, (b) to the extent such information presently is or hereafter becomes available to such Lender or the Administrative Agent, as the case may be, on a non-confidential basis from a source other than the Borrower, (c) to the extent disclosure is required by law, regulation or judicial order or requested or required by bank regulators or auditors or any quasi-regulatory authority (including the National Association of Insurance Companies) or (d) to current or prospective assignees, participants and Special Purpose Vehicles grantees of any option described in Section 11.2(f) (Assignments and Participations), in each case to the extent such assignees, participants or grantees agree to be bound by the provisions of this Section 11.18. Notwithstanding any other provision in this Agreement, the Borrower and the Arrangers hereby agree that each of the Borrower, the Lenders, the Administrative Agent and the Arrangers (and each of their respective employees, representatives and agents and each of the officers, directors, employees, accountants, attorneys and other advisors of any of them) may disclose to any and all persons, without limitation of any kind, the U.S. tax treatment and U.S. tax structure of the Facilities and the transactions contemplated hereby and all materials of any kind (including opinions and other tax analyses) that are provided to each of them relating to such U.S. tax treatment and U.S. tax structure.

(g) Amendments to Schedules to the Credit Agreement

(1) A new Schedule IA (Additional Term B1 Loan Commitments) is hereby added to the Credit Agreement with the contents thereof being as set forth in Schedule IA (Additional Term B1 Loan Commitments) hereto.

Section 2. Conditions Precedent to the Effectiveness of this Amendment

This Amendment shall become effective as of the date first written above when, and only when, each of the following conditions precedent shall have been satisfied (the “Amendment No. 1 Effective Date”) or waived by the Administrative Agent:

(a) Certain Documents. The Administrative Agent shall have received each of the following, each dated the Amendment No. 1 Effective Date (unless otherwise agreed by the Administrative Agent), in form and substance satisfactory to the Administrative Agent and in sufficient copies for each Lender:

(i) this Amendment, duly executed by the Borrower and the Administrative Agent;

(ii) the Consent and Agreement, in the form attached hereto as Exhibit A (each, a “Subsidiary Consent”), executed by each of the Subsidiary Guarantors;

(iii) the Acknowledgment and Consent, in the form attached hereto as Exhibit B (each, a “Lender Consent”), executed by the Lenders which, when combined, constitute the Requisite Lenders;

(iv) the Joinder Agreement, in the form attached hereto as Exhibit C, executed by each of the Additional Term B1 Loan Lenders that is not a Lender prior to the Amendment No. 1 Effective Date;

(v) a favorable opinion of Morgan, Lewis & Bockius LLP, U.S. counsel to the Loan Parties, addressed to the Administrative Agent and the Lenders as to the enforceability of this Amendment and the enforceability of the Credit Agreement, the Guaranty and the other Loan Documents after giving effect to this Amendment, and addressing such other matters as the Administrative Agent and any Lender through the Administrative Agent may reasonably request including, without limitation, no conflicts with Constituent Documents, Requirements of Law or material agreements;

(vi) a certificate of the Secretary or an Assistant Secretary of the Borrower certifying the names and true signatures of each officer of the Borrower who has been authorized to execute and deliver this Amendment and any Loan Document or other document required hereunder to be executed and delivered by or on behalf of the Borrower;

(vii) (A) a copy of the certificate of incorporation of the Borrower, certified as of a recent date by the Secretary of State of Delaware, together with a certificate of such official attesting to the good standing of the Borrower and (B) a certificate of the Secretary or an Assistant Secretary of the Borrower certifying (1) the by-laws (or equivalent Constituent Document) of Borrower as in effect on the date of such certification, (2) the resolutions of the Borrower’s Board of Directors (or equivalent governing body) approving and authorizing the execution, delivery and performance of this Amendment and the other Loan Documents executed in connection therewith to which the Borrower is a party and (D) that there have been no changes in the certificate of incorporation (or equivalent Constituent Document) of the Borrower from the certificate of incorporation (or equivalent Constituent Document) delivered pursuant to clause (A) above;

(viii) a certificate of the Secretary or an Assistant Secretary of each Loan Party (other than the Borrower) certifying (A) that each officer of such Loan Party (other than the Borrower) who has been authorized to execute and deliver the Guaranty is authorized to execute the Subsidiary Consent to this Amendment and each other Loan Document executed in connection herewith, (B) that there have been no changes (other than as may be attached to such certificate of the Secretary or Assistant Secretary) to the certificate of incorporation or by-laws (or, in each case, equivalent Constituent Document) from the certificate of incorporation or by-laws (or, in each case, equivalent Constituent Document) delivered pursuant to the Credit Agreement on the Closing Date and (C) that the resolutions of such Loan Party’s Board of Directors (or equivalent governing body) delivered pursuant to the Credit Agreement on the Closing Date approving and authorizing the execution, delivery and performance of the Credit Agreement or the other Loan Documents to which it is a party remain in full force and effect and have not been amended, supplemented or modified in any way and authorize the execution of this Amendment and the Loan Documents executed in accordance herewith;

(ix) a certificate of a Responsible Officer to the effect that each of the conditions set forth in clauses (b), (c), (d) and (e) below has been satisfied; and

(x) such additional documentation as the Lenders party to the Lenders’ Consent or the Administrative Agent may reasonably require;

(b) Corporate and Other Proceedings. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment shall be satisfactory in all respects to the Administrative Agent and each Lender;

(c) Representations and Warranties. Each of the representations and warranties contained in Article IV(Representations and Warranties) of the Credit Agreement, the other Loan Documents or in any certificate, document or financial or other statement furnished at any time under or in connection therewith are true and correct in all material respects on and as of the date hereof and the Amendment No. 1 Effective Date, in each case as if made on and as of such date and except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date; provided, however, that references therein to the

“Credit Agreement” shall be deemed to refer to the Credit Agreement as amended by this Amendment and after giving effect to the consents and waivers set forth herein;

(d) No Default or Event of Default. After giving effect to this Amendment, no Default or Event of Default (except for those that may have been waived) shall have occurred and be continuing, either on the date hereof or on the Amendment No. 1 Effective Date;

(e) No Litigation. No litigation shall have been commenced against any Loan Party or any of its Subsidiaries, either on the date hereof or the Amendment No. 1 Effective Date, seeking to restraint or enjoin (whether temporarily, preliminarily or permanently) the performance of any action by any Loan Party required or contemplated by this Amendment or the Credit Agreement or any Loan Document, in either case as amended hereby; and

(f) Fees and Expenses Paid. The Borrower shall have paid all Obligations due, after giving effect to this Amendment, on or before the Amendment No. 1 Effective Date including, without limitation, the fees set forth in Section 5 (Fees and Expenses) hereof and all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and all other Loan Documents entered into in connection herewith (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto and all other Loan Documents) and all other costs, expenses and fees due under any Loan Document.

Section 3. Representations and Warranties

On and as of the date hereof and as of the Amendment No. 1 Effective Date, after giving effect to this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and each Lender as follows:

(a) this Amendment and the Subsidiary Consents have been duly authorized, executed and delivered by the Borrower and each Guarantor, as applicable, and constitute the legal, valid and binding obligations of the Borrower and each Guarantor, as applicable, enforceable against the Borrower and each Guarantor, as applicable, in accordance with their terms and the Credit Agreement as amended by this Amendment and constitutes the legal, valid and binding obligation of the Borrower and each Guarantor, enforceable against the Borrower and each Guarantor in accordance with its terms;

(b) each of the representations and warranties contained in Article IV(Representations and Warranties) of the Credit Agreement, the other Loan Documents or in any certificate, document or financial or other statement furnished at any time under or in connection therewith are true and correct in all material respects on and as of the date hereof and the Amendment No. 1 Effective Date, in each case as if made on and as of such date and except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date; provided, however, that references therein to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended hereby and after giving effect to the consents and waivers set forth herein;

(c) no Default or Event of Default has occurred and is continuing (except for those that are waived); and

(d) no litigation has been commenced against any Loan Party or any of its Subsidiaries seeking to restraint or enjoin (whether temporarily, preliminarily or permanently) the performance of any action by any Loan Party required or contemplated by this Amendment, the Credit Agreement or any Loan Document, in each case as amended hereby (if applicable).

Section 4. Waiver of Prepayment Notice

Upon the effectiveness of this Amendment, the requirement for notice under Section 2.7(b) (Optional Prepayments) of the Credit Agreement for optional prepayments of the Term Loans shall be deemed waived.

Section 5. Fees and Expenses

(a)	As consideration for the execution of this Amendment, the Borrower and each other Loan Party jointly and severally agrees to pay to the Administrative Agent for the account of each Lender for which the Administrative Agent shall have received (by facsimile or otherwise) an executed signature page (or a release from escrow of a signature page previously delivered in escrow) for this Amendment by 5 p.m. (New York Time) on December 19, 2003 (or such later date or time as the Administrative Agent and the Borrower may agree), an amendment fee equal to 0.05% of such Lender’s Commitment then in effect.
(b)	The Borrower and each other Loan Party agrees to pay on demand in accordance with the terms of Section 11.3 (Costs and Expenses) of the Credit Agreement all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and all other Loan Documents entered into in connection herewith (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto and all other Loan Documents).

Section 6. Reference to the Effect on the Loan Documents

(a) As of the Amendment No. 1 Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. Each of the table of contents and lists of Exhibits and Schedules of the Credit Agreement shall be amended to reflect the changes made in this Amendment as of the Amendment No. 1 Effective Date.

(b) As of the Amendment No. 1 Effective Date, each reference to “Salomon Smith Barney Inc.”, “SSB”, “Term Loan”, “Term Loan Borrowing”, “Term Loan Commitment”, “Term Loan Facility”, “Term Loan Lender”, “Term Loan Maturity Date” and “Term Note” in the Loan Documents (with the exception of clauses (b) through (e) of Section 2.1 of the Credit Agreement) shall be deemed to be references to “Citigroup Global Markets Inc.”, “CGMI”, “Term B1 Loan”, “Term B1 Loan Borrowing”, “Term B1 Loan Commitment”, “Term B1 Loan Facility”, “Term B1 Loan Lender”, “Term B1 Loan Maturity Date” and “Term B1 Note”, respectively.

(c) Except as expressly amended hereby or specifically waived above, (i) all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed and (ii) as of the Amendment No. 1 Effective Date, the Term B1 Loans shall have the same terms, rights and obligations as the Term Loans as set forth in the Loan Documents.

(d) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, Issuers, Arranger or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.

(e) This Amendment is a Loan Document.

Section 7. Execution in Counterparts

This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 8. Governing Law

This Amendment shall be governed by and construed in accordance with the law of the State of New York.

Section 9. Section Titles

The section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section. Any reference to the number of a clause, sub-clause or subsection of any Loan Document immediately followed by a reference in parenthesis to the title of the section of such Loan Document containing such clause, sub-clause or subsection is a reference to such clause, sub-clause or subsection and not to the entire section; provided, however, that, in case of direct conflict between the reference to the title and the reference to the number of such section, the reference to the title shall govern absent manifest error. If any reference to the number of a section (but not to any clause, sub-clause or subsection thereof) of any Loan Document is followed immediately by a reference in parenthesis to the title of a section of any Loan Document, the title reference shall govern in case of direct conflict absent manifest error.

Section 10. Notices

All communications and notices hereunder shall be given as provided in the Credit Agreement or, as the case may be, the Guaranty.

Section 11. Severability

The fact that any term or provision of this Agreement is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person

Section 12. Successors

The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

Section 13. Waiver of Jury Trial

Each of the parties hereto irrevocably waives trial by jury in any action or proceeding with respect to this Amendment or any other Loan Document.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and general partners thereunto duly authorized, as of the date first written above.

FMC CORPORATION, as Borrower

By:	/s/ Thomas C. Deas, Jr
Name:	Thomas C. Deas, Jr
Title:	Vice - President & Treasurer

CITICORP USA, INC., as Administrative Agent and Lender

By:	/s/ Carolyn A. Sheridan
Name:	Carolyn A. Sheridan
Title:	Managing Director & Vice-President

Schedule IA

Additional Term B1 Loan

Commitments

NONE

EXHIBIT A

FORM OF CONSENT AND AGREEMENT OF SUBSIDIARY GUARANTORS

The undersigned hereby consents to Amendment No. 1, dated as of the date hereof, to the Credit Agreement (the “Amendment”; capitalized terms used herein but not defined herein are used with the meanings given them in the Amendment), entered into among FMC CORPORATION, a Delaware corporation, CITICORP USA, INC., a Delaware corporation, in its capacity as a Lender and as administrative agent for the Lenders and Issuers and the institutions from time to time party thereto as Lenders and for the Secured Parties (this “Consent”). The undersigned further agrees that the terms of the Amendment shall not affect in any way its obligations and liabilities under the Loan Documents (as amended and otherwise expressly modified by the Amendment), all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed.

This Consent may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same consent. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Consent. Notices to parties hereto shall be given as provided in the Amendment.

The terms of this Consent shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

This Consent shall be governed by and construed in accordance with the law of the State of New York.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be duly executed and delivered as of December     , 2003.

Subsidiary Guarantors:

INTERMOUNTAIN RESEARCH AND DEVELOPMENT CORPORATION

By:

Name:
Title:	Authorized Signatory

FMC ASIA-PACIFIC INC.

By:

Name:
Title:	Authorized Signatory

FMC OVERSEAS, LTD.

By:

Name:
Title:	Authorized Signatory

FMC FUNDING CORPORATION

By:

Name:
Title:	Authorized Signatory

FMC WFC I, INC.

By:

Name:
Title:	Authorized Signatory

FMC WFC II, INC.

By:

Name:
Title:	Authorized Signatory

FMC DEFENSE CORP.

By:

Name:
Title:	Authorized Signatory

FMC PROPERTIES, LLC

By:

Name:
Title:	Authorized Signatory

FMC DEFENSE NL, LLC

By:

Name:
Title:	Authorized Signatory

FMC WFC I NL, INC.

By:

Name:
Title:	Authorized Signatory

FMC IDAHO LLC

By:

Name:
Title:	Authorized Signatory

EXHIBIT B

FORM OF CONSENT OF LENDERS

TO

AMENDMENT NO. 1 TO CREDIT AGREEMENT

Each of the undersigned is a Lender or Issuer party to the Credit Agreement, dated as of dated as of October 21, 2002 (as amended to the date hereof, the “Credit Agreement”; capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Credit Agreement), among FMC Corporation, a Delaware corporation (the “Borrower”), the financial institutions from time to time party thereto as lenders (the “Lenders”), the financial institutions from time to time party thereto as issuers (the “Issuers”), Citicorp USA, Inc. as agent for such Lenders and Issuers and as agent for the Secured Parties (in such capacity, the “Administrative Agent”), ABN AMRO Incorporated, as documentation agent, Bank of America, N.A. and Wachovia Bank, National Association, as co-syndication agents, and Citigroup Global Markets Inc. (formerly known as Salomon Smith Barney Inc.) (“CGMI”), Banc of America Securities LLC and Wachovia Securities, as co-lead arrangers and co-book managers.

Each of the undersigned hereby consents, pursuant to and in accordance with Section 11.1 (Amendments, Waivers, Etc.) of the Credit Agreement, to the amendments and other terms of Amendment No. 1, dated as of December 22, 2003, to the Credit Agreement (the “Amendment”) and acknowledges and agrees to be bound by the terms of such Amendment and that the terms of such Amendment shall not affect its obligations and liabilities as a Lender under the Loan Documents (other than as expressly described in such Amendment), that all of such obligations and liabilities remain in full force and effect and are hereby reaffirmed.

Each of the undersigned that is a Term Loan Lender with an Additional Term B1 Loan Commitment to provide Additional Term B1 Loans hereby further (i) acknowledges its Additional Term B1 Loan Commitment in the amount set forth opposite its name on Schedule IA (Additional Term B1 Loan Commitments) to the Amendment and (ii) agrees that, on the Amendment No. 1 Effective Date, it shall pay to the Administrative Agent an amount equal to its Additional Term B1 Loan Commitment.

This consent may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same consent. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this consent. Notices to parties hereto shall be given as provided in the Amendment.

The terms of this consent shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

This consent shall be governed by and construed in accordance with the law of the State of New York.

Dated as of December         , 2003.

[SIGNATURE PAGES FOLLOW]

Lenders:

By:

Name:

Title:

By:

Name:

Title:

Exhibit C

FORM OF JOINDER AGREEMENT

This JOINDER AGREEMENT (this “Agreement”), dated as of December             , 20003, is entered into by and among [Additional Term B1 Loan Lender] (the “Additional Term B1 Loan Lender”), FMC Corporation (the “Borrower”) and Citicorp USA, Inc., as agent for the Lenders and Issuers (in such capacity, the “Administrative Agent”) under the Credit Agreement (each as defined below).

W I T N E S S E T H:

WHEREAS, the Borrower is party to that certain Amendment No. 1 to Credit Agreement, dated as of December 22, 2003 (the “Amendment”) among the Borrower and the Administrative Agent that amends the Credit Agreement dated as of October 21, 2002 (as the same may be further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) entered into among the Borrower, the institutions from time to time party thereto as Lenders (the “Lenders”), the institutions from time to time party thereto as Issuers (the “Issuers”), the Administrative Agent, ABN AMRO Incorporated, as documentation agent, Bank of America, N.A. and Wachovia Bank, National Association, as co-syndication agents, and Citigroup Global Markets Inc. (formerly known as Salomon Smith Barney Inc.), Banc of America Securities LLC and Wachovia Securities, as co-lead arrangers and co-book managers. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement or the Amendment, as applicable; and

WHEREAS, the Loan Parties, the Lenders, the Issuers and the Administrative Agent have required as a condition, among other conditions set forth in Section 2.1(c) (The Commitments) of the Credit Agreement, to the Additional Term B1 Loan Lender becoming a Lender under the Credit Agreement that the Additional Term B1 Loan Lender execute this Agreement.

NOW THEREFORE, in consideration of the premises and the covenants and agreements contained herein, the parties hereto hereby agree as follows:

Section 1. The Additional Term B1 Loan Lender hereby acknowledges receipt of the Credit Agreement and the other Loan Documents.

Section 2. By executing and delivering this Agreement, the Additional Term B1 Loan Lender hereby agrees (i) to become a party to the Credit Agreement as a Lender and to become a Lender under and as defined therein with an aggregate Additional Term B1 Loan Commitment equal to $                     and a Domestic Lending Office and Eurodollar Lending Office set forth herein and (ii) to be bound by all the terms and conditions of the Credit Agreement and the other Loan Documents applicable to Lenders.

Section 3. This Joinder Agreement shall be effective as of the Amendment No. 1 Effective Date.

Section 4. The Additional Term B1 Loan Lender (i) agrees that it has made and that it will continue to make, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, its own credit decisions in taking or not taking action under the Credit Agreement, (ii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto, (iii) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender, (iv) confirms it has received such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and (v) agrees that, on the Amendment No. 1 Effective Date, it shall pay to the Administrative Agent an amount equal to its Additional Term B1 Loan Commitment.

Section 5. This Agreement may be executed and delivered in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original and all of which taken together shall constitute one and the same original agreement. Delivery of an executed counterpart of this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 6. This Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

Section 7. This Agreement, together with all of the other Loan Documents and all certificates and documents delivered hereunder or thereunder, embodies the entire agreement of the parties with the Additional Term B1 Loan Lender and supersedes all prior agreements and understandings relating to the subject matter hereof. Delivery of an executed signature page of this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof. A set of the copies of this Agreement signed by all parties shall be lodged with the Borrower and the Administrative Agent.

Section 8. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties to this Joinder Agreement have caused it to be executed by their duly authorized officers as of the day and year first written above.

[ADDITIONAL TERM B1 LOAN LENDER],

as Additional Term B1 Loan Lender

By:

  Name:

  Title:

Domestic Lending Office (and address for notices):

[Insert Address (including contact name, fax number and e-mail address)]

Eurodollar Lending Office:

[Insert Address (including contact name, fax number and e-mail address)]

FMC CORPORATION,

as Borrower

By:

  Name:

  Title:

CITICORP USA, INC.,

as Administrative Agent

By:

  Name:

  Title:

[SIGNATURE PAGE TO AMENDMENT NO.1]